Exhibit 10.1

Execution Version

Fifth Amendment to Credit Agreement

This Fifth Amendment to Credit Agreement (this “Fifth Amendment”), dated as of October 15, 2018 (the “Fifth Amendment Effective Date”), is among WildHorse Resource Development Corporation, a Delaware corporation (the “Borrower”); each of the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S:

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 19, 2016 (as amended or otherwise modified from time to time to date pursuant to the terms thereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested, among other things, the amendment of certain terms of the Credit Agreement as set forth herein, to be effective as of the Fifth Amendment Effective Date.
C. The Lenders have agreed to redetermine and increase the Borrowing Base to $1,300,000,000 effective as of the Fifth Amendment Effective Date.

D. The Borrower has requested that certain Lenders agree to increase their Elected Commitments so that the Aggregate Elected Commitment Amounts are increased to $1,300,000,000 effective as of the Fifth Amendment Effective Date.

E. Credit Agricole Corporate and Investment Bank (the “Exiting Lender”), by its execution of this Fifth Amendment, will cease to be a Lender for all purposes under the Credit Agreement and the other Loan Documents.

F. Subject to and upon the terms and conditions set forth herein, the undersigned Lenders have agreed to enter into this Fifth Amendment to amend certain provisions of the Credit Agreement as more specifically provided for herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby.  Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement, as amended hereby.

US 5853528v.9

Section 2. Fifth Amendment Effective Date Amendments to Credit Agreement.  In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.

2.1 Amendments to Section 1.02.
(a) The following definitions are hereby amended and restated as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and as the same may be further amended, modified, supplemented or restated from time to time.

“Applicable Margin” means, for any day, with respect to any ABR Loan, LIBOR Market Index Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Total Commitments Utilization Grid below based upon the Total Commitments Utilization Percentage then in effect:

Total Commitments Utilization Grid
Total Commitments Utilization Percentage	<25%	≥25% <50%	≥50% <75%	≥75% <90%	≥90%
Eurodollar Loans	1.500%	1.750%	2.000%	2.250%	2.500%
LIBOR Market Index Loans	1.500%	1.750%	2.000%	2.250%	2.500%
ABR Loans	0.500%	0.750%	1.000%	1.250%	1.500%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

Each change in the Applicable Margin (whether as a result of a change in the Total Commitments Utilization Percentage, as a result of an amendment of the definition of Applicable Margin, or otherwise) shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12 and such failure continues for more than 10 Business Days from the date when such Reserve Report is due, then the “Applicable Margin” means the rate per annum set forth on the grid when the Total Commitments Utilization Percentage is at its highest level until such Reserve Report is delivered.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property and including any transfer of cash, securities or other Property by division of any Person) with respect to any Equity Interests in the Borrower or any of the other Loan Parties, or any payment (whether in cash, securities or other Property and including any transfer of cash, securities or other Property by division of any Person), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any of the other Loan Parties or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any of the other Loan Parties.

(b) The following definitions are hereby added where alphabetically appropriate to read as follows:

“CCI” means CCI Corpus Christi Infrastructure LLC, a Delaware limited liability company.

“CCI Guaranty” means a guaranty in the form attached as Exhibit H to the PCCA Lease by the Borrower and/or a Restricted Subsidiary of the full and punctual performance by CCI when due of CCI’s obligation to make a Wharfage Deficit Payment (as defined in the PCCA Lease), if any, with respect to each of the first ten (10) Lease Years (as defined in the PCCA Lease) under the PCCA Lease.

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated as of the Fifth Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fifth Amendment Effective Date” means October 15, 2018.

“PCCA” means the Port of Corpus Christi Authority of Nueces County, Texas and includes any successor thereto.

“PCCA Letter of Credit” means the Letter of Credit issued by Wells Fargo Bank, N.A. to the benefit of PCCA on July 27, 2018 in the letter of credit issue amount of $47,495,625.00 and any replacement or extension thereof, in each case, without increase in the amount thereof.

“PCCA Lease” means the Amended and Restated Lease Agreement between PCCA and CCI effective April 1, 2018, as in effect immediately prior to the Fifth Amendment Effective Date, a true, complete and correct copy, together with any amendments and modifications thereto, of which has been delivered to the Administrative Agent prior to the Fifth Amendment Effective Date.

2.2 Amendments to Section 1.04. Section 1.04 is hereby amended by adding the following language at the end of Section 1.04:

The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “LIBO Rate” or with respect to any successor rate thereto or replacement rate therefor.

2.3 Amendments to Article I. Article I is hereby amended by adding a new Section 1.06 to read as follows:

Divisions.  For  all  purposes  under  the  Loan  Documents,  in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

2.4 Amendments to Section 2.08. Section 2.08 is hereby amended by adding a new Section 2.08(m) to read as follows:

(m) Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrower (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

2.5 Amendments to Section 8.14. Section 8.14 is hereby amended by:
(a) replacing the reference to “(or similar event)” in Section 8.14(b) with “(or similar event, including a division)”; and
(b) replacing the reference to “(or similar event)” in Section 8.14(c) with “(or similar event, including a division)”.
2.6 Amendments to Section 9.05. Section 9.05 is hereby amended by:

(a) adding the words “(including any Investment that is effected through the division of a Person except to the extent that any Person created as the result of such division is, at the time of such division, either (i) (x) designated as a Restricted Subsidiary and (y) Section 8.14(b) and Section 8.14(c) are complied with at the time of such division, without reliance on the 20 Business Day grace periods in such Sections, or (ii) designated an Unrestricted Subsidiary in compliance with Section 9.05(h) and Section 9.24)” after the first reference to the word “Investments” in Section 9.05; and

(b) deleting the word “and” from the end of subsection (h) therein and replacing subsection (i) therein with the following:

(i) the CCI Guaranty; provided that (i) the PCCA Letter of Credit is returned to Wells Fargo Bank, N.A. for cancellation within ten Business Days of the issuance thereof, (ii) no other Wharfage Deficit Letter of Credit (as defined in the PCCA Lease) has been issued or is issued while the CCI Guaranty remains in effect and (iii) the PCCA Lease and the CCI Guaranty are not amended directly or indirectly in any manner to (a) increase the obligations of the Borrower and/or a Restricted Subsidiary with respect to the CCI Guaranty for any Lease Year (as defined in the PCCA Lease) or (b) extend the term of the CCI Guaranty; and

(j) other Investments not to exceed $25,000,000 in the aggregate at any time.

2.7 Amendment to Section 9.11. Section 9.11 is hereby amended and restated in its entirety to read as follows:

Mergers, Etc. The Borrower will not, and will not permit any other Loan Party to, merge into or with or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (including by way of a division) (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person (whether now owned or hereafter acquired) (any such transaction, a “consolidation”) or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), terminate or discontinue its business; provided that so long as no Default has occurred and is continuing, or would result after giving effect thereto, (a) any Wholly-Owned Subsidiary of the Borrower may participate in a consolidation with any other Wholly-Owned Subsidiary of the Borrower, provided, that if any such consolidation involves a Wholly-Owned Subsidiary that is a Guarantor and another Wholly-Owned Subsidiary that is not a Guarantor, the Wholly-Owned Subsidiary that is a Guarantor shall be the surviving Person, and (b) the Borrower may participate in a consolidation with any Wholly-Owned Subsidiary of the Borrower so long as the Borrower is the surviving Person.

2.8 Amendment to Section 9.12. Section 9.12 is hereby amended by adding the words “(including any transfer that is effected through the division of a Person; provided that, a division of a Loan Party pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or any corresponding provision of any successor statute thereof) that is permitted under and in accordance with Section 9.05, shall not be restricted by this Section 9.12)” after the first reference to the word “Property” in Section 9.12.

2.9 Amendment to Section 9.14. Section 9.14 is hereby amended by replacing the reference therein to “Section 9.05(i)” with “Section 9.05(j)”.
2.10 Amendments to Section 9.24. Section 9.24(b) and Section 9.24(c) are hereby amended by replacing each reference therein to “Section 9.05(i)” with “Section 9.05(j)”.
2.11 Replacement of Annex I on the Fifth Amendment Effective Date.

(a) Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.  After giving effect to this Fifth Amendment and any Borrowings made on the Fifth Amendment Effective Date, (i) the Revolving Credit Exposure and the principal amount of Loans held by the Exiting Lender shall be $0.00, (ii) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Fifth Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans (or in the case of the Exiting Lender, in an amount greater than $0.00), (iii) each Lender’s participation in each Letter of Credit (after giving effect to this Fifth Amendment), if any, shall be automatically adjusted to equal its Applicable Percentage (or in the case of the Exiting Lender, adjusted to equal $0.00) and (iv) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Fifth Amendment) of the aggregate Revolving Credit Exposure of all Lenders (or in the case of the Exiting Lender, adjusted to equal $0.00).

(b) The Administrative Agent, the Issuing Banks and the Borrower hereby consent to the reallocations and payments pursuant to this Section 2.11 and waive the delivery of an Assignment and Assumption and any other condition to the effectiveness of the foregoing reallocations and payments.  The Administrative Agent hereby consents to a one-time waiver of the $3,500 processing and recordation fee that would otherwise be payable pursuant to Section 12.04(b)(ii)(C) if the reallocations and payments provided for herein were structured as assignments by Lenders receiving such payments to Lenders making such payments.  Each existing Lender waives any break-funding payments otherwise payable under Section 5.02 in connection with the repayment of any Loans in accordance with this Section 2.11.

Section 3. Aggregate Elected Commitment Amounts.  Pursuant to Section 2.06(c), the Aggregate Elected Commitment Amounts shall be increased to $1,300,000,000, effective as of the Fifth Amendment Effective Date, and the Borrower and the Lenders agree and acknowledge that the Elected Commitment of each Lender shall be as more particularly set forth on Annex I attached hereto and that each Lender whose Elected Commitment after giving effect to the Fifth Amendment will be greater than such Lender’s Elected Commitment immediately prior to giving effect to the Fifth Amendment shall be deemed to have executed and delivered Exhibit H attached to the Credit Agreement pursuant to the terms thereof.

Section 4. Borrowing Base Redetermination.  Pursuant to Section 2.07, the Administrative Agent and the Lenders agree that for the period from and including the Fifth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $1,300,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e) or Section 2.07(f) or Section 8.13(c).  For the avoidance of doubt, the redetermination herein shall constitute the October 1, 2018 Scheduled Redetermination and the next Scheduled Redetermination shall be the April 1, 2019 Scheduled Redetermination.

Section 5. Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the following:
5.1 The Administrative Agent shall have received counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment from the Borrower, each

Guarantor and each Lender (including the Exiting Lender).

5.2 The Administrative Agent shall have received from the relevant Loan Parties duly executed and notarized mortgages and/or mortgage supplements or amendments in form and substance reasonably satisfactory to the Administrative Agent so that, after giving effect to the recording of such mortgages, mortgage supplements and/or amendments, the Administrative Agent shall be reasonably satisfied that it has first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 85% of the total value (as determined by the Administrative Agent based on the present value of the Proved Reserves attributable thereto using a 9% discount rate) of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered pursuant to Section 8.12(a).

5.3 The Administrative Agent shall have received from the Borrower title information setting forth the status of title to at least 85% of the total value (as determined by the Administrative Agent based on the present value of the Proved Reserves attributable thereto using a 9% discount rate) of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered pursuant to Section 8.12(a).

5.4 No Default or Borrowing Base Deficiency shall have occurred and be continuing as of the date hereof after giving effect to the terms of this Fifth Amendment.
5.5 The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent or any Lenders in connection with this Fifth Amendment.

5.6 The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended by this Fifth Amendment) dated as of the date hereof.

5.7 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted hereby.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6. Return of Promissory Notes. Promptly upon receipt of any replacement Note under Section 5.6 hereof, each Lender shall return to the Administrative Agent (for delivery to the Borrower for cancellation) any other Note in such Lender’s possession that was previously delivered to such Lender under the Credit Agreement.  Promptly after receipt of repayment of its Loans, the Exiting Lender shall return to the Administrative Agent (for delivery to the Borrower for cancellation) any Note in the Exiting Lender’s possession that was previously delivered to the Exiting Lender under the Credit Agreement.

Section 7. Miscellaneous.

7.1 Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the Fifth Amendment Effective Date, and this Fifth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

7.2 No Waiver.Neither the execution by the Administrative Agent or the Lenders of this Fifth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Fifth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents.  Similarly, nothing contained in this Fifth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.

7.3 Ratification and Affirmation of Credit Parties.  Each Credit Party hereby expressly (i) acknowledges the terms of this Fifth Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement, the Security Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement, the Security Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty Agreement and its pledge of collateral under the Security Agreement and any of its obligations under the other Loan Documents to which it is a party remain in full force and effect with respect to the Indebtedness as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Person contained in the Credit Agreement (as amended by this Fifth Amendment) and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Fifth Amendment except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by reference to materiality, a Material Adverse Effect or similar qualification, in which case such representations and warranties shall be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Person of this Fifth Amendment are within such Person’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fifth Amendment constitutes the valid and binding obligation of such Person enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Fifth Amendment, no Default or Event of Default exists.

7.4 Counterparts.  This Fifth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Fifth Amendment by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

7.5 No Oral Agreement.  This written Fifth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

7.6 Governing Law. This Fifth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

7.7 Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Fifth Amendment in accordance with Section 12.03.

7.8 Severability.  Any provision of this Fifth Amendment or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7.9 Successors and Assigns.  This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (in each case, as permitted by Section 12.04).

7.10 Loan Document. This Fifth Amendment shall constitute a “Loan Document” under and as defined in Section 1.02.

7.11 Exiting Lender.  The Exiting Lender hereby (a) consents to this Fifth Amendment as required under Section 12.02(b) of the Credit Agreement and (b) acknowledges and agrees to Section 2.11 hereof.  Each of the parties hereto hereby agrees and confirms that immediately after giving effect to Section 2.11 hereof, the Exiting Lender’s Maximum Credit Amount shall be $0.00, the Exiting Lender’s Commitments to lend and all obligations under the Credit Agreement shall be terminated, and the Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents.

[Signature Pages Follow]

The parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

BORROWER:

WILDHORSE RESOURCE DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

GUARANTORS:

WILDHORSE RESOURCES II, LLC, a Delaware limited liability company

By: WildHorse Resource Development Corporation, its sole member

ESQUISTO RESOURCES II, LLC, a Texas limited liability company

By: WildHorse Resource Development Corporation, its sole member

WHE ACQCO., LLC, a Delaware limited liability company

By: WildHorse Resource Development Corporation, its sole member

WHR EAGLE FORD LLC, a Delaware limited liability company

By: WildHorse Resource Development Corporation, its sole member

BURLESON SAND LLC, a Delaware limited liability company

By: WildHorse Resource Development Corporation, its sole member

WHCC INFRASTRUCTURE LLC, a Delaware limited liability company

By: WildHorse Resource Development Corporation, its sole member

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

WILDHORSE RESOURCES MANAGEMENT COMPANY, LLC, a Delaware limited liability company

By: WildHorse Resources II, LLC, its sole member,

By: WildHorse Resource Development Corporation, its sole member

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief Financial Officer

PETROMAX E&P BURLESON, LLC, a Texas limited liability company

By: Esquisto Resources II, LLC, its sole member,

By: WildHorse Resource Development Corporation, its sole member

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief Financial Officer

BURLESON WATER RESOURCES, LLC, a Texas limited liability company

By: Esquisto Resources II, LLC, its sole member,

By: WildHorse Resource Development Corporation, its sole member

By:	/s/ Andrew J. Cozby
Name:	Andrew J. Cozby
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Melina Mackey
Name:	Melina Mackey
Title:	Vice President

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

BMO Harris BANK N.A., as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Director

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

COMERICA BANK, as a Lender

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

ING Capital LLC, as a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

BOKF, N.A. DBA BANK OF TEXAS, as a Lender

By:	/s/ Martin W. Wilson
Name:	Martin W. Wilson
Title:	Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

CAPITAL ONE NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Managing Director

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Rosemarie Cicalese
Name:	Rosemarie Cicalese
Title:	Authorized Officer

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Brooks D. Creasey
Name:	Brooks D. Creasey
Title:	Assistant Vice President

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

COMPASS BANK, as a Lender

By:	/s/ Kari McDaniel
Name:	Kari McDaniel
Title:	Vice President

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Scott Myatt
Name:	Scott Myatt
Title:	Executive Director

By:	/s/ Maarten M. Terlouw
Name:	Maarten M. Terlouw
Title:	CEO Americas

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Salazar
Name:	Sandra Salazar
Title:	Managing Director

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

REGIONS BANK, as a Lender

By:	/s/ Daniel G. Steele
Name:	Daniel G. Steele
Title:	Managing Director

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jason A. Zilewicz
Name:	Jason A. Zilewicz
Title:	Director

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WildHorse Resource Development Corporation

CATHAY BANK, as a Lender

By:	/s/ Dale T. Wilson
Name:	Dale T. Wilson
Title:	Senior Vice President

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WildHorse Resource Development Corporation

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

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WildHorse Resource Development Corporation

IBERIABANK, as a Lender

By:	/s/ Stacy Goldstein
Name:	Stacy Goldstein
Title:	Senior Vice President

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WildHorse Resource Development Corporation

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Director

By:	/s/ Kenyatta Gibbs
Name:	Kenyatta Gibbs
Title:	Director

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WildHorse Resource Development Corporation

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Exiting Lender

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

By:	/s/ Ting Lee
Name:	Ting Lee
Title:	Director

Signature Page to Fifth Amendment to Credit Agreement

WildHorse Resource Development Corporation

Annex I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	6.7307692307692%	$ 134,615,384.64	$ 87,500,000.00
Bank of America, N.A.	5.5576923076923%	$ 111,153,846.15	$ 72,250,000.00
Barclays Bank PLC	5.5576923076923%	$ 111,153,846.15	$ 72,250,000.00
BMO Harris Bank N.A.	5.5576923076923%	$ 111,153,846.15	$ 72,250,000.00
Capital One National Association	5.5576923076923%	$ 111,153,846.15	$ 72,250,000.00
Citibank, N.A.	5.5576923076923%	$ 111,153,846.15	$ 72,250,000.00
Comerica Bank	5.5576923076923%	$ 111,153,846.15	$ 72,250,000.00
Compass Bank	5.5576923076923%	$ 111,153,846.15	$ 72,250,000.00
ING Capital LLC	5.5576923076923%	$ 111,153,846.15	$ 72,250,000.00
JPMorgan Chase Bank, N.A.	5.5576923076923%	$ 111,153,846.15	$ 72,250,000.00
PNC Bank, National Association	5.5576923076923%	$ 111,153,846.15	$ 72,250,000.00
ABN AMRO Capital USA LLC	4.6153846153846%	$ 92,307,692.31	$ 60,000,000.00
BOKF, N. A. DBA Bank of Texas	4.6153846153846%	$ 92,307,692.31	$ 60,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	4.6153846153846%	$ 92,307,692.31	$ 60,000,000.00
Fifth Third Bank	4.6153846153846%	$ 92,307,692.31	$ 60,000,000.00
U.S. Bank National Association	2.7692307692308%	$ 55,384,615.38	$ 36,000,000.00
Branch Banking and Trust Company	2.4615384615385%	$ 49,230,769.23	$ 32,000,000.00
Natixis, New York Branch	2.4615384615385%	$ 49,230,769.23	$ 32,000,000.00

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Regions Bank	2.4615384615385%	$ 49,230,769.23	$ 32,000,000.00
Associated Bank, N.A.	2.3076923076923%	$ 46,153,846.15	$ 30,000,000.00
Cathay Bank	1.6923076923077%	$ 33,846,153.85	$ 22,000,000.00
Goldman Sachs Bank USA	1.6923076923077%	$ 33,846,153.85	$ 22,000,000.00
The Huntington National Bank	1.6923076923077%	$ 33,846,153.85	$ 22,000,000.00
Iberiabank	1.6923076923077%	$ 33,846,153.85	$ 22,000,000.00
TOTAL	100.0000000000000%	$2,000,000,000.00	$1,300,000,000.00